UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 12, 2023

AULT ALLIANCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141
(Address of principal executive offices) (Zip Code)

(949) 444-5464
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported, on June 9, 2023, Ault Alliance, Inc. (the “Company”) entered into an At-the-Market Issuance Sales Agreement (the “Sales Agreement”) with Ascendiant Capital Markets, LLC, as sales agent (the “Agent”) to sell shares of its common stock, par value $0.001 (the “Common Stock”), from time to time, through an “at the market offering” (the “ATM Offering”) as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). On June 9, 2023, the Company filed a prospectus supplement with the Securities and Exchange Commission (“SEC”) relating to the offer and sale of up to $10,000,000 of common stock in the ATM Offering, which was supplemented by a prospectus supplement filed with the SEC on June 20, 2023 and July 11, 2023 (collectively, the “Prospectus Supplement”).

The Company will file a supplement to the Prospectus Supplement (the “Supplement”) with the SEC to increase the amount of Common Stock that may be offered and sold in the ATM Offering under the Sales Agreement to up to $20,000,000 in the aggregate.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy any shares under the Sales Agreement, nor shall there be any offer, solicitation or sale of such shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The foregoing description of the terms of the Sales Agreement, as amended by the Amendment to At-The-Market Issuance Sales Agreement, dated July 12, 2023 (the “Amendment”), does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

The legal opinion of Olshan Frome Wolosky LLP, counsel to the Company, relating to the legality of the issuance and sale of shares of Common Stock being offered pursuant to the Sales Agreement, as amended by the Amendment, is filed as Exhibit 5.1 hereto.

ITEM 9.01	EXHIBITS.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Olshan Frome Wolosky LLP.
10.1	Amendment to At-The-Market Issuance Sales Agreement, dated July 12, 2023, with Ascendiant Capital Markets, LLC.
23.1	Consent of Olshan Frome Wolosky LLP (included in the opinion filed as Exhibit 5.1).
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded as Inline XBRL document and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AULT ALLIANCE, INC.

Dated: July 13, 2023	By:	/s/ Henry Nisser
		Name:	Henry Nisser
		Title:	President